Exhibit 99.4

Cardinal Energy Group, LLC
Balance Sheets
(Unaudited)

	June 30,	December 31,
	2012	2011
ASSETS
CURRENT ASSETS
Cash	$2,157	$111
Available for sale securities, at market	7,700	4,620

Total Current Assets	9,857	4,731

PROPERTY AND EQUIPMENT, net of accumulated	8,606	9,975
depreciation of $7,491 and $6,122, respectively

OIL AND GAS PROPERTIES (full cost method)
Unproved properties	1,229,584	1,304,584

OTHER ASSETS
Note receivable	20,000	-
Security deposit	1,000	1,000

Total Other Assets	21,000	1,000

TOTAL ASSETS	$1,269,047	$1,320,290

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$7,878	$11,925
Related party payables	-	10,022

Total Current Liabilities	7,878	21,947

LONG-TERM LIABILITIES
Asset retirement obligation	4,042	3,986

Total Long-Term Liabilities	4,042	3,986

TOTAL LIABILITIES	11,920	25,933

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY
Members’ capital	3,548,188	3,548,188
Accumulated other comprehensive loss	(2,209,900)	(2,212,980)
Retained deficit	(81,161)	(40,851)

TOTAL MEMBERS’ EQUITY	1,257,127	1,294,357

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$1,269,047	$1,320,290

The accompanying unaudited notes are an integral part of these financial statements.

Cardinal Energy Group, LLC
Statements of Operations and Other Comprehensive Income
(Unaudited)

	For the three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011

REVENUES
Oil and gas revenues	$34	$1,800	$1,521	$3,600

COST OF SALES
Well operating costs	734	437	2,529	900

OPERATING EXPENSES
Depreciation and amortization expense	693	592	1,369	1,183
Accretion expense	28	-	56	-
General and administrative	11,360	10,810	37,877	13,810

Total Operating Expenses	12,081	11,402	39,302	14,993

NET LOSS	(12,781)	(10,039)	(40,310)	(12,293)

OTHER COMPREHENSIVE INCOME (LOSS)
Change in value of investments	5,236	(7,700)	3,080	(1,540)

NET COMPREHENSIVE LOSS	$(7,545)	$(17,739)	$(37,230)	$(13,833)

The accompanying unaudited notes are an integral part of these financial statements.

Cardinal Energy Group, LLC
Statements of Cash Flows
(Unaudited)

	For the Six Months Ended
	June 30,
	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(40,310)	$(12,293)
Adjustments to reconcile net loss to net cash used in operations:
Loss on trade-in of fixed asset	-	1,595
Depreciation expense	1,369	1,183
Accretion expense	56	-
Changes in operating assets and liabilities:
Accounts receivable	-	602
Other assets	-	(1,000)
Accounts payable and accrued expenses	(4,047)	2,369

Net Cash Used in Operating Activities	(42,932)	(7,544)

CASH FLOWS FROM INVESTING ACTIVITIES

Note receivable	(20,000)	-
Sale of oil and gas properties	75,000	-

Net Provided by Investing Activities	55,000	-

CASH FLOWS FROM FINANCING ACTIVITIES

Repayment of loan payable	-	(599)
Repayment of related party loans	(10,022)	-
Member contributions	-	9,422
Bank overdraft	-	(1,095)

Net Cash Provided by (Used in) Financing Activities	(10,022)	7,728

NET INCREASE IN CASH	2,046	184
CASH AT BEGINNING OF PERIOD	111	-

CASH AT END OF PERIOD	$2,157	$184

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

CASH PAID FOR:
Interest	$-	$-
Income Taxes	-	-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Unrealized gain (loss) on AFS securities	$3,080	$(1,540)
Loan Settled by Fixed Assets	$-	$21,468

The accompanying unaudited notes are an integral part of these financial statements.

Cardinal Energy Group, LLC
Notes to the Financial Statements (Unaudited)

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared by Cardinal Energy Group, LLC (“the Company”) without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at June 30, 2012, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s December 31, 2011 audited financial statements.  The results of operations for the period ended June 30, 2012 and 2011 are not necessarily indicative of the operating results for the full year.

Basis of Presentation and Use of Estimates

These financial statements have been prepared in accordance with accounting principles generally accepted in United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and the disclosures of revenues and expenses for the reported year.  Actual results may differ from those estimates.

Revenues and direct operating expenses of the California properties represent members’ interest in the properties acquired for the periods prior to the closing date and are presented on the accrual basis of accounting and in accordance with generally accepted accounting principles. The financial statements presented are not indicative of the results of operations of the acquired properties going forward due to changes in the business and inclusion of the above mentioned expenses.

Oil and Gas Properties

The Company follows the full cost method of accounting for its oil and natural gas properties, whereby all costs incurred in connection with the acquisition, exploration for and development of petroleum and natural gas reserves are capitalized. Such costs include lease acquisition, geological and geophysical activities, rentals on non-producing leases, drilling, completing and equipping of oil and gas wells and administrative costs directly attributable to those activities and asset retirement costs. Disposition of oil and gas properties are accounted for as a reduction of capitalized costs, with no gain or loss recognized unless such adjustment would significantly alter the relationship between capital costs and proved reserves of oil and gas, in which case the gain or loss is recognized to income.

Depletion and depreciation of proved oil and gas properties is calculated on the units-of-production method based upon estimates of proved reserves. Such calculations include the estimated future costs to develop proved reserves. Oil and gas reserves are converted to a common unit of measure based on the energy content of 6,000 cubic feet of gas to one barrel of oil. Costs of unevaluated properties are not included in the costs subject to depletion. These costs are assessed periodically for impairment.

During the six months ended June 30, 2012 the Company sold interests in its oil and gas properties for $75,000. The sales were recorded as a reduction in the basis in the properties and no gain or loss was realized on the transactions.

Accounts Receivable

The Company establishes provisions for losses on accounts receivable if it determines that it will not collect all or part of the outstanding balance. The Company regularly reviews collectability and establishes or adjusts the allowance as necessary using the specific identification method. At June 30, 2012 and December 31, 2011, no reserve for allowance for doubtful accounts was needed.

New Accounting Pronouncements

The Company has considered all recent accounting pronouncements issued since the last audit of our financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 2 – GOING CONCERN

The Company currently utilizes production revenues to fund its operating expenses.  The Company’s minimal cash flows from operations, projected cost of capital improvements of the oil and gas wells, and its projected operating losses to be incurred raise substantial doubt about its ability to continue as a going concern.  The Company plans to use additional equity financing through fiscal year 2012 to fund potential acquisitions and business expansion.

NOTE 3 – NOTE RECEIVABLE

The Company has a note receivable for $20,000. The note receivable is due in October 2012 with accrued interest at 4% per annum.

NOTE 4 – RELATED PARTY TRANSACTIONS

During the year ended December 31, 2011 the Company received loans from its controlling member of $10,022. The loan was repaid in full during the six months ended June 30, 2012.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Litigation
The Company may be party to various legal actions arising in the ordinary course of business. Matters that are probable of unfavorable outcomes to the Company and which can be reasonably estimated are accrued. Such accruals are based the Company’s estimates of the outcomes of such matters and its experience in contesting, litigating and settling similar matters.  There is no litigation or contingencies that require accrual or disclosure as of June 30, 2012 and December 31, 2011.